EXHIBIT 23.1





                          CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Immunomedics, Inc.

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                                      KPMG PEAT MARWICK LLP



Short Hills, New Jersey
January 19, 1998

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